                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 8, 2001
       ------------------------------------------------------------------

                         DYNAMIC DETAILS, INCORPORATED
              (Exact Name of Registrants as Specified in Charters)


      CALIFORNIA                      333-41121                33-0779123
    (State or Other                                          (I.R.S. Employer
Jurisdiction of Incorporation)  (Commission File Number)    Identification Nos.)


                 1220 Simon Circle, Anaheim, California  92806
                 ---------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrants' Telephone Number, including Area Code:  (714) 688-7200
      -------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

     Reference is made to a press release of registrant Dynamic Details, Incorporated dated February 8, 2001 announcing the commencement of a tender offer for any and all of the $100 million aggregate outstanding principal amount of its 10% senior subordinated notes due 2005. Such press release is filed as
Exhibit 99.1 to this report and is incorporated herein by reference


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)   Exhibits.
      --------

      99.1   Press Release dated February 8, 2001 of Dynamic Details,
             Incorporated.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the city of Anaheim, state of California, on this 22nd day of February, 2001.


                                    DYNAMIC DETAILS, INCORPORATED


                           By:     /s/ JOSEPH P. GISCH
                                 -----------------------------------
                           Name:   Joseph P. Gisch
                           Title:  Vice President and Chief Financial Officer



                                       3